EXHIBIT 99.43

INFINITY IPS, Inc. (“Infinity”) Executive Summary

EXECUTIVE SUMMARY

Verus 2026-8

September 30, 2026

INFINITY INTERNATIONAL PROCESSING SERVICES, INC.

TABLE OF CONTENTS

Infinity Biography	2

Description of the due diligence performed	3

Summary of findings and conclusions of review	16

Tape Integrity Review Results Summary	17

Additional Loan Population Summary	17

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INFINITY BIOGRAPHY

Infinity IPS, Inc. is a privately held firm offering trusted financial products and services to capital markets participants. Founded in 2003, by a group of experienced mortgage due diligence executives, Infinity was started with a simple mission: To provide an independent, innovative, reliable and transparent work product, backed by an unsurpassed level of customer service. As a third-party reviewer, our independence, integrity, depth of expertise, and approach to due diligence and credit risk management provides clients the highest degree of hands-on oversight and participation when buying or selling pools, securitizing loans, or managing loans and securitizations over time.

Our rigorous, high touch approach to due diligence reviews provides all data necessary in the provision of an asset due diligence, risk retention, loss mitigation and forensic analysis services for all classes or mortgage products, consumer lending products, and more. Our mission is to provide an independent, innovative, reliable and transparent work product, backed by an unsurpassed level of customer service.

As a rating agency reviewed third-party due diligence provider, Infinity prides itself on meeting the standards of S&P, Fitch, Kroll, Moody’s and DBRS Morningstar. Infinity is a privately-owned business and is headquartered in Rockville, MD with an underwriting facility in Tampa, FL.

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DESCRIPTION OF THE DUE DILIGENCE PERFORMED

(1) Type of assets that were reviewed.

Infinity IPS, Inc. (“Infinity”) performed due diligence services as described below (the “Review”). All of these mortgage loans, which were originated by multiple parties, were purchased by VMC Asset Pooler, LLC (“Client”) and were reviewed by Infinity on behalf of the Client. The mortgage loans were reviewed via files imaged and provided by the Client.

The Review population is comprised of ninety-five (95) mortgage loans that were originally reviewed from May 2026 to August 2026.

(2) Sample size of the assets reviewed.

The mortgage loan review was broken down into the following review scopes:

▪	“Compliance Review”	73[1] Mortgage Loans
▪	“Credit Review”	95 Mortgage Loans
▪	“Property Review”	95 Mortgage Loans
▪	“Data Integrity”	95 Mortgage Loans

(3) Determination of the sample size and computation.

Infinity is not aware of the overall sample size for the securitization as the Review only covered the portion of the loans in the securitization reviewed by Infinity.

(4) Quality or integrity of information or data about the assets: review and methodology.

For ninety-five (95) mortgage loans, Infinity compared data fields on the data tape provided by Client to the data found in the actual file as captured by Infinity. This comparison, when data was available, included the following data fields:

Last Name	Loan Amount	Negative Amortization Flag	Sale Price
First Name	First Payment Date	IO Term	LTV
Occupancy	Original Rate	PP Terms	CLTV
Purpose	Original P&I	PP Months	Note Date
Address	Interest Only Flag	Next Rate Change Date	Current P&I
City	Margin	First Payment Change Date	Rate Index
State	1st Rate Change Date	Next Payment Change Date	Amortization Term
Zip	Prepay Months	Reset Frequency	Deferred Balance
Documentation Type	Next Due Date	Rounding Code	Balloon Flag
Lien Position	Property Units	Look back Period	Borrower SSN
Credit Score	Maturity Date	Initial Roll Cap	Co-Borrower SSN
DTI	Mod Flag	Periodic Rate Cap
Property Type	Mod Date	Life Rate Cap
Appraised Value	Current Rate	Life Rate Floor

1 Twenty-two (22) loans were not subject to a compliance review but are graded A for compliance as they were confirmed to be exempt investor loans with no consumer purpose.

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(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Infinity conducted a credit review for ninety-five (95) mortgage loans. At that time, Infinity reviewed the asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to Infinity and/or as directed by Client. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the file was also performed.

There were 9 sets of guidelines provided for the review. Each loan was reviewed to the specific guideline provided on the loan approval. Please refer the Exhibit A.

Credit Application: For the Credit Application, Infinity verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history

Credit Report: Infinity’s review included confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to guidelines. In order to make this determination, Infinity: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, (iii) gathered liabilities listed on the credit report to be included in the debt to income ratio as appropriate, and (iv) gathered date required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

Employment and Income: Infinity determined whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, and (vi) IRS tax transcripts.

Asset Review: Infinity assessed whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, Infinity completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by Infinity. During the course of this review, Infinity (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the debt-to-income (“DTI”) calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched and that taxes were current, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

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Occupancy Review: Infinity confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: During the course of the review, Infinity confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: Infinity reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, Infinity conditioned the mortgage loan for the missing fraud report product.

If a report was present, Infinity reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, Infinity confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Title Review: Infinity’s review included a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

Additional Review of Mortgage Loan File: Infinity also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area(s) listed as a FEMA disaster zone post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

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Business Purpose/DSCR Scope: Infinity conducted a business purpose/property focused Investor review for eight (8) mortgage loans with DSCR calculation. There were no mortgage loans that were classified as No Ratio loans with no DSCR calculation.

Each loan, reviewed under this scope, was reviewed for adherence to the relevant credit policy as indicated by the Client. During the course of this review, Infinity (i) reviewed the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the credit policy, and agreement with other Loan Approval documentation, (ii) examined appraisal reports, BPO’s, and appraisal reviews to determine if the property type was consistent with underwritten property type and usage (such as evidence of either owner or tenant occupancy) and compared this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adherence to the credit policy, (iii) reviewed environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to credit policy requirements, (iv) reviewed credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to credit policy requirements, and consistency with the Final Loan Approval worksheet, (v) reviewed HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to credit policy requirements, (vi) reviewed LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOE cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s), (vii) reviewed Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property, (viii) confirmed, if applicable, business license(s) and P&L’s are present, valid, and adhere to credit policy requirements, (ix) confirmed, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to credit policy requirements, (x) reviewed final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file (xi) reviewed the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of completed fields and verifying that the handwritten Primary Residence address differs from the subject property address and is signed/dated as required (xii) verified presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures, (xiii) compared the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity, (xv) documented any non-approved credit policy exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue, (xvi) gathered the components of the DSCR from source documentation provided in the loan file during the course of the review. Where applicable, Infinity sums per the guidelines the principal and interest payment as well as the tax, insurance and HOA payment to arrive at a monthly property expense. This number is used as the denominator to the monthly lease or estimated lease income as per the guidelines.

(6) Value of collateral securing the assets: review and methodology.

Infinity conducted a review of the value of the underlying collateral at the time of its initial review for ninety-five (95) mortgage loans. For these ninety-five (95) mortgage loans, Infinity reviewed the mortgage loans to ensure the value of the collateral securing the assets met applicable underwriting guidelines.

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Infinity’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. Infinity’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guidelines restrictions, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, Infinity’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of Infinity’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to Infinity or if it was not directly accessible that another valuation product that was directly accessible to Infinity was ordered in accordance with the Client’s specific valuation waterfall process.

If more than one valuation was provided, Infinity confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, Infinity created an exception and worked with the client on the next steps which may include the ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in Infinity’s review resulted in a variance of more than 10% then the client was notified of such variance and a second independent valuation product was ordered.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Infinity completed a Compliance Review on seventy-three (73) mortgage loans. Twenty-two (22) loans were not subject to a compliance review but are graded A for compliance as they were confirmed to be exempt investor loans with no consumer purpose.

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Please be advised that Infinity did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Infinity are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which Infinity is relying in reaching such findings.

Please be further advised that Infinity does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by Infinity do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Infinity. Information contained in any Infinity report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged Infinity to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Infinity are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. Infinity does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by Infinity.

Infinity reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period;
vi)	any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions; and
vii)	with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.

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b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s).
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge.
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements.
f)	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, Infinity reviewed the relevant documents in the mortgage loan file and, as necessary, attempted to obtain the mortgage loan originator compensation agreement and/or governing policies and procedures of the mortgage loan originator. In the absence of the mortgage loan originator compensation agreement and/or governing policies and procedures, Infinity’s review was limited to formal general statements of entity compliance provided by the mortgage loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/mortgage loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;
g)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first time homebuyer that contains a negative amortization feature.
h)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.
i)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.

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j)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to mortgage loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the mortgage loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm mortgage loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and mortgage loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the mortgage loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the mortgage loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and

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viii)	confirm the presence of the Initial Escrow Disclosure Statement in the mortgage loan file and proper timing;
ix)	confirm that the creditor provided the borrower a list of homeownership counselling organizations within three (3) business days of application; and
x)	confirm that the list of homeownership counselling organizations was obtained no earlier than 30 days prior to when the list was provided to the mortgage loan applicant.

(III) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):
i)	confirm the presence of LE for applications on or after October 3, 2015;
ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;
iii)	confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;
iv)	confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;
v)	confirm that any written estimate of terms or costs provided prior to receipt of a LE contained the required disclosures;
vi)	confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;
vii)	confirm the presence and timely provision of a settlement service provider list (when consumer is given the opportunity to shop for services);
viii)	confirm borrower received LE not later than four (4) business days prior to consummation; and
ix)	confirm LE was not provided to the borrower on or after the date of the CD.
b)	Closing Disclosure (CD) (§§1026.19 and 38):
i)	confirm the presence of CD for applications on or after October 3, 2015;
ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;
iii)	confirm that certain sections of each CD determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;
iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;
v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;
vi)	with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and
vii)	with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Association (“SFA”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFA Compliance Review Scope.)

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c)	Your Home Loan Toolkit (§1026.19):
i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and
ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

(IV) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

Infinity reviews applicable mortgage loans for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). Infinity determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a due diligence mortgage loan designation. Generally, Infinity notes as a material exception if the due diligence findings do not confirm the originator’s mortgage loan designation. Additionally, Infinity notes if an originator mortgage loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated mortgage loans, Infinity reviews the mortgage loan to determine whether, based on available information in the mortgage loan file: (i) the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a mortgage loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, Infinity reviews the mortgage loan to determine whether, based on available information in the file, if the mortgage loan satisfied (i), (ii) and (iii) in the preceding paragraph. In addition, Infinity reviews the Automated Underwriting System output within the file to confirm agency eligibility.

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For each QM designated mortgage loan that satisfied the applicable requirements enumerated above, Infinity then determines whether the mortgage loan is a Safe Harbor QM or Higher Priced QM by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage. The Review also includes determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, Infinity then determines whether the mortgage loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of non-QM compliant or non-compliant.

General Ability to Repay

Infinity reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability (the consumer's current employment status); (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Infinity reviews mortgage loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a mortgage loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). Infinity does not represent or warrant that the factors for which it is reviewing the mortgage loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a mortgage loan. Infinity’s review is based on information contained in the mortgage loan file at the time it is provided to Infinity to review, and only reflects information as of that point in time.

(V) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation; and
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(VI) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06, as amended by Lender Letters LL-2013-05 and LL-2013-06 and Selling Guide Announcement SEL-2013-06;

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(VII) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(VIII) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(IX) Federal and state specific late charge and prepayment penalty provisions.

(X) Recording Review

Infinity noted the presence of recorded documents, when available. However, the majority of mortgage loans in the review population were new production and have only been closed for days or weeks at the time Infinity reviewed the mortgage loans and thus have not yet been recorded. Infinity verified that documents in the file (most typically closing instructions) included lender instructions for recording, and as applicable, the date the documents were sent for recording, and/or the date that the documents will be recorded.

As part of the portion of the Review described in this section, Infinity will analyze and capture data from the source documents identified in the Document Review below, as applicable.

(XI) FIRREA Review

Infinity confirmed that the appraiser and the appraisal made by such appraiser both satisfied the pr industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.

In addition, Infinity accessed the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

(XII) Document Review

Infinity reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

▪	Initial application (1003);
▪	Underwriting summary / loan approval (1008);
▪	Credit report;
▪	Income and employment documentation;
▪	4506T;
▪	Asset documentation;
▪	Sales contract;
▪	Hazard and/or flood insurance policies;
▪	Copy of note for any junior liens;
▪	Appraisal;
▪	Title/Preliminary Title;
▪	Final 1003;
▪	Changed circumstance documentation;
▪	Right of Rescission Disclosure;

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▪	Mortgage/Deed of Trust;
▪	Note;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	Subordination Agreement;
▪	FACTA disclosures;
▪	Notice of Special Flood Hazards;
▪	Initial and final GFE’s;
▪	HUD from sale of previous residence;
▪	Final HUD-1;
▪	Initial TIL;
▪	Final TIL;
▪	Loan Estimates;
▪	Closing Disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

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SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The nationally recognized statistical rating organization (“NRSRO”) criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in Item 3 of the ABS Due Diligence 15E, DBRS, Inc. (“DBRS”) and Moody’s Investors Service, Inc. (“Moody’s”).

OVERALL RESULTS SUMMARY (95 MORTGAGE LOANS)

Infinity’s review to NRSRO grading requirements covers ninety-five (95) mortgage loans. Within those mortgage loans, Infinity graded ninety-five (95) mortgage loans as “A”.

DBRS Grade	# of Loans
	Compliance	Credit	Property	Overall
A	95	95	95	95
B	0	0	0	0
C	0	0	0	0
D	0	0	0	0

DBRS Grade	% of Loans
	Compliance	Credit	Property	Overall
A	100.00%	100.00%	100.00%	100.00%
B	0.00%	0.00%	0.00%	0.00%
C	0.00%	0.00%	0.00%	0.00%
D	0.00%	0.00%	0.00%	0.00%

Moody’s Grade	# of Loans
	Compliance	Credit	Property	Overall
A	95	95	95	95
B	0	0	0	0
C	0	0	0	0
D	0	0	0	0

Moody’s Grade	% of Loans
	Compliance	Credit	Property	Overall
A	100.00%	100.00%	100.00%	100.00%
B	0.00%	0.00%	0.00%	0.00%
C	0.00%	0.00%	0.00%	0.00%
D	0.00%	0.00%	0.00%	0.00%

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TAPE INTEGRITY REVIEW RESULTS SUMMARY (95 MORTGAGE LOANS)

Of the ninety-five (95) mortgage loans reviewed, 60 (63.16%) mortgage loans had tape discrepancies across twelve (12) unique data fields.

Field Label	# of Variances	# of Loans	% of Loans
Borrower 1 First Name	1	95	1.05%
Borrower 1 Phone Number	1	95	1.05%
Closing/Settlement Date	50	95	52.63%
Higher Priced Mortgage Loan (HPML) Flag	1	95	1.05%
Monthly Total Escrow Payment	4	95	4.21%
Mortgage Origination Channel	1	95	1.05%
Primary Appraised Property Value	2	95	2.11%
Property Address	2	95	2.11%
Property Type	6	95	6.32%
Qualifying FICO	1	95	1.05%
Qualifying Total Debt Income Ratio	3	95	3.16%
Total Qualifying Income	5	95	5.26%

ADDITIONAL LOAN POPULATION SUMMARY (95 MORTGAGE LOANS)

* Total may not sum to total due to rounding.

Amortization Type	# of Loans	% of Loans	Original Balance	% of Original Balance
Fixed	92	96.84%	$65,777,042.00	89.51%
ARM	3	3.16%	$7,708,000.00	10.49%
Total	95	100.00%	$73,485,042.00	100.00%

Lien Position	# of Loans	% of Loans	Original Balance	% of Original Balance
1	95	100.00%	$73,485,042.00	100.00%
Total	95	100.00%	$73,485,042.00	100.00%

Loan Purpose	# of Loans	% of Loans	Original Balance	% of Original Balance
Cash Out: Home Improvement/Renovation	6	6.32%	$7,278,000.00	9.90%
Cash Out: Other/Multi- purpose/Unknown	8	8.42%	$5,544,000.00	7.54%
First Time Home Purchase	48	50.53%	$27,123,523.00	36.91%
Other than first time Home Purchase	23	24.21%	$25,758,169.00	35.05%
Rate/Term Refinance - Borrower initiated	10	10.53%	$7,781,350.00	10.59%
Total	95	100.00%	$73,485,042.00	100.00%

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Original Amortization Term	# of Loans	% of Loans	Original Balance	% of Original Balance
240 Months	3	3.16%	$7,708,000.00	10.49%
360 Months	89	93.68%	$64,143,042.00	87.29%
480 Months	3	3.16%	$1,634,000.00	2.22%
Total	95	100.00%	$73,485,042.00	100.00%

Occupancy	# of Loans	% of Loans	Original Balance	% of Original Balance
Primary	71	74.74%	$51,754,722.00	70.43%
Secondary	2	2.11%	$1,499,920.00	2.04%
Investor	22	23.16%	$20,230,400.00	27.53%
Total	95	100.00%	$73,485,042.00	100.00%

Exhibit A

Guidelines
12MonthsBankStatements - Full GL.pdf
12MonthsBankStatements.pdf
DSCR (08-18-2025) Full Guideline.pdf
RED - Full GL.pdf
RED.pdf
TVOE - Full GL.pdf
TVOE.pdf
WMB ATR 4-10-26.pdf
WMB DSCR 04-10-2026.pdf

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